UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2010
QLOGIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-23298 (Commission File Number)	33-0537669 (IRS Employer Identification No.)

26650 Aliso Viejo Parkway, Aliso Viejo, California (Address of principal executive offices)	92656 (Zip Code)
Registrant’s telephone number, including area code: (949) 389-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 20, 2010, the Compensation Committee of the Board of Directors of QLogic Corporation, a Delaware corporation (the “Company”) approved annual cash incentive payments with respect to fiscal year 2010 for the Company’s principal executive officer and principal financial officer and certain of the Company’s executive officers whose compensation was disclosed in the Summary Compensation Table included in the Company’s proxy statement for its last annual meeting of stockholders.

Name and Principal Position	FY2010 Annual Cash Incentive
H.K. Desai, Chairman and Chief Executive Officer	$375,000
Simon Biddiscombe, Senior Vice President and Chief Financial Officer	$105,000
Douglas D. Naylor, Vice President, Finance (1)	$45,000
Roger J. Klein, Senior Vice President and General Manager, Host Solutions Group	$100,000
Perry M. Mulligan, Senior Vice President, Worldwide Operations	$100,000
Jesse L. Parker, Vice President and General Manager, Network Solutions Group	$70,000

(1)	Mr. Naylor served as Interim Chief Financial Officer from January 25, 2008 until April 22, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION
May 26, 2010	/s/ Simon Biddiscombe
Simon Biddiscombe
Senior Vice President and Chief Financial Officer